EXHIBIT 10.1




                                   EXHIBIT D

                            FORM OF NOTE FOR API LOAN

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THIS NOTE, OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION OF THE SECURITIES ACT BUT ONLY IF (A) THE HOLDER HEREOF HAS FIRST OBTAINED THE WRITTEN OPINION OF COUNSEL TO BORROWER, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO BORROWER, TO THE EFFECT THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE
PROVISIONS OF THE  SECURITIES  ACT AS WELL AS ANY  APPLICABLE  STATE  SECURITIES
LAWS.



                                 PROMISSORY NOTE

$4,227,777.78                                                   March 10, 2005

     FOR VALUE RECEIVED, PICOTRONIX, INC., a Michigan corporation ("Borrower") agrees to pay to ADVANCED PHOTONIX, INC., a Delaware corporation, ("Lender"), at Lender's principal office located at 1240 Avenida Acaso, Camarillo, California 93012 (or such other place as Lender shall give written notification to Borrower) , the principal sum of FOUR MILLION TWO HUNDRED TWENTY SEVEN THOUSAND SEVEN HUNDRED SEVENTY SEVEN DOLLARS AND SEVENTY EIGHT CENTS ($4,227,777.78) + ACCRUED INTEREST ON DP1 NOTE UPON PAYOFF, together with interest thereon from the date hereof at a the Prime Rate (as hereinafter defined) plus one percent (1%). For purposes of this Note, "Prime Rate" means, as of a particular date, the prime rate of interest as published on that date in The Wall Street Journal (Eastern Edition), and generally defined therein as "the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks." If The Wall Street Journal is not published on a date for which the Prime Rate must be determined, the Prime Rate shall be the prime rate published in The Wall Street Journal on the nearest-preceding date on which The Wall Street Journal was published.

     1. Interest. All computations of interest under this Note shall be based on a year of 365 days for the actual number of days elapsed. If Borrower shall have paid any interest on this Note in excess of that permitted by law, then it is the express intent of Borrower and Lender that all excess amounts previously collected by Borrower be applied to reduce the principal balance of this Note, and the provisions hereof immediately be deemed reformed and the amounts thereafter collectable as interest hereunder be reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

     2. Maturity. The entire outstanding principal balance and all unpaid accrued interest evidenced by this Note shall become fully due and payable on the date twelve (12) months after the date hereof (the "Maturity Date").

     3. Place of Payment. Borrower shall make all payments hereunder to Lender at the address for Lender set forth in the introductory paragraph of this Note or such other address as Lender shall indicate to Borrower from time to time, in lawful money of the United States and in same day or immediately available funds.

     4. Prepayment. Borrower may prepay all or any portion of this Note without premium or penalty at any time prior to the Maturity Date. Any such prepayment shall first be applied to accrued but unpaid interest and then to principal.

     5. Default. Each of the following events shall constitute an "Event of Default" for purposes of this Note:

          (a) Borrower's failure to pay to Lender the entire principal of, and accrued but unpaid interest on, this Note on the Maturity Date;

          (b) Borrower, pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, "Bankruptcy Law"), (i) commences a voluntary case,
     (ii) has involuntary case filed against it that is not dismissed within sixty (60) days after such filing, (iii) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a "Custodian"), (iv) makes a general assignment for the benefit of its creditors, or (v) admits in writing that it is generally unable to pay its debts as they become due; or

          (c) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against Borrower in an involuntary case, (B) appoints a Custodian of Borrower or (C) orders the liquidation of Borrower.

     6. Acceleration. If an Event of Default shall occur and be continuing, Lender by written notice to Borrower may declare the outstanding principal, and all accrued and unpaid interest, if any, on this Note to be due and payable immediately, which notice shall specify the respective Events of Default and that it is a "notice of acceleration." Upon any such declaration, the outstanding principal, and all accrued and unpaid interest, if any, on this Note shall become immediately due and payable.

     7. Security. This Note is secured to the extent and in the manner set forth in that certain Security Agreement of even date herewith between Borrower, as debtor, and the Lender, as secured party, subject to termination of the security interest created thereby as provided in such Security Agreement.

     8. Transfer. This Note has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws, and may not be offered, sold, transferred, pledged, hypothecated, assigned or otherwise disposed of except (a) pursuant to an effective registration statement under the Securities Act and such State law which is current with respect to this Note, or (b) pursuant to an exemption from registration under the Securities Act and such State law if Lender shall have first obtained the written opinion of counsel to Borrower, or other counsel reasonably acceptable to Borrower, to the effect that the proposed disposition is consistent with all applicable provisions of the Securities Act and applicable State securities laws.

     9. Use of Proceeds. The proceeds of this Note shall be used to prepay the outstanding principal amount of the loan from DP1 to Borrower (the "DP1 Loan"). Borrower and Lender hereby agree that, pursuant to written instructions from Borrower to Lender, Lender shall make the prepayment of the DP1 Loan on behalf of Borrower by wire transfer of immediately available funds.

     10. Miscellaneous.

          (a) This Note shall be governed by and construed in accordance with the laws of the State of Michigan applicable to agreements made and to be performed therein, without giving effect to principals of conflicts of laws.

          (b) This Note may be amended, modified, superseded, canceled renewed or extended, and the terms hereof may be waived only by a written instrument signed by Lender and Borrower.

          (c) Borrower waives presentment for payment, demand, notice of non-payment, notice of protest or protest of this Note, and Lender diligence in collection or bringing suit, and hereby consents to any and all extensions of time, renewals, waivers or modifications as may be granted by Lender with respect to payment or any other provisions of this Note.

          (d) Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and Borrower's failure to pay the entire amount then due shall be and continue to be a default. Upon the occurrence of any default, neither the failure of Lender promptly to exercise its right to declare the outstanding principal and accrued unpaid interest hereunder to be immediately due and payable, nor the failure of Lender to demand strict performance of any other obligation of Borrower hereunder, shall constitute a waiver of any such rights, nor a waiver of such rights in connection with any future default on the part of Borrower hereunder.

          (e) Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note.


                                          PICOTRONIX, INC.


                                      By: /s/ Robin F. Risser
                                          -----------------------------------
                                          Robin F. Risser
                                            Its Chief Executive Officer